UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 14, 2017, Oaktree Capital Group, LLC (NYSE: OAK) (the “Company”) issued a press release announcing that Oaktree Capital Management, L.P. (“Oaktree”) and Fifth Street Management LLC have signed a definitive asset purchase agreement pursuant to which Oaktree will become the new investment adviser to two business development companies (the “BDCs”): Fifth Street Finance Corp. (NASDAQ: FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ: FSFR). A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 14, 2017.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which reflect the current views of the Company with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Because forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in the Company’s filings with the SEC (including the factors listed in the item captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 1, 2017, which is accessible on the SEC’s website at www.sec.gov), and (i) the satisfaction of certain closing conditions specified in the definitive agreements relating to the proposed transaction, (ii) the parties’ ability to successfully close the proposed transaction and the timing of such closing, (iii) the impact of transaction expenses and potential litigation contingencies, (v) that the proposed transaction may disrupt current plans and operations of the BDCs and (vi) the possibility that competing offers or acquisition proposals related to the proposed transaction will be made.

Forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2017	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
Name: Daniel D. Levin
Title: Chief Financial Officer